SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 9, 2003
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                          Indian River Banking Company
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             (Exact name of registrant as specified in its charter)

         Florida                                         59-2931518
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                      958 20th Place, Vero Beach, FL 32960
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 772.569.9200
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Item 4.  Changes in Registrant's Certifying Accountant
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(a) Dismissal of Prior Accountants

         (i) On April 9, 2003, Indian River Banking Company (the "Company") approved the dismissal of McGladrey & Pullen LLP ("M&P"), which had previously served as its certifying accountant. The Company advised M&P of the dismissal on April 10, 2003.

         (ii) During the years ended December 31, 2001 and 2002, and in connection with the audit of the Company's financial statements for such periods, and for the period from January 1, 2003 to April 10, 2003, there were no disagreements between the Company and M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&P, would have caused M&P to make reference to such matter in connection with its audit reports on the Company's financial statements.

         (iii) The reports of M&P on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iv) During the two fiscal year period ended December 31, 2002, and from such date to April 10, 2003, there were no reportable events as such term is used in Item 304(a)(v) of Regulation SK.

         (v) The change in independent public accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

         (vi) The Company has requested that M&P furnish it with a letter addressed to the SEC stating whether or not M&P agrees with the above statements. A copy of this letter is filed as Exhibit 16 to this Form 8-K.

(b)  Engagement of New Accountants

         (i) On April 9, 2003, the Company engaged the firm of Hacker, Johnson & Smith PA ("HJ&S") to audit the Company's financial statements for fiscal year 2003 as its certifying accountant.

         (ii) The engagement of HJ&S was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         (iii) During the fiscal years ended December 31, 2001 and 2002, and in the interim period from January 1, 2003 through April 9, 2003, there were no consultations between the Company and HJ&S regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ&S concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation SK or a reportable event, as that term is used in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c) Exhibits. (16) Letter of McGladrey & Pullen , LLP pursuant to Item 304(a)(3) of Regulation SK


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INDIAN RIVER BANKING COMPANY



                                     By:  /s/  Paul A. Beindorf
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                                          Paul A. Beindorf, President & CEO

Dated: April 14, 2003